                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              VERILINK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              VERILINK CORPORATION
                               145 BAYTECH DRIVE
                           SAN JOSE, CALIFORNIA 95134
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 23, 1998

     The Annual Meeting of Stockholders (the "Annual Meeting") of Verilink Corporation (the "Company"), will be held at the Company's corporate offices located at 145 Baytech Drive in San Jose, California on Monday, November 23, 1998, at 10:00 a.m. Pacific Daylight Time, for the following purposes:

          1. To elect two (2) Class II directors to hold office until the 2001 annual meeting of stockholders and until their successors have been elected or appointed;

          2. To ratify and approve an amendment to the Company's Amended and Restated 1993 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 4,050,000 shares to 5,050,000 shares;

          3. To ratify and approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 300,000 shares to 500,000 shares;

          4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 27, 1999; and

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing matters are described in more detail in the enclosed Proxy Statement, which is attached and made a part hereof.

     The Board of Directors has fixed the close of business on October 1, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE TO ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                                  /s/ LEIGH S. BELDEN

                                          --------------------------------------
                                                     Leigh S. Belden,
                                            President, Chief Executive Officer
                                                       and Director

San Jose, California
October 20, 1998

                              VERILINK CORPORATION
                               145 BAYTECH DRIVE
                           SAN JOSE, CALIFORNIA 95134
                            ------------------------

                                PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Verilink Corporation, a Delaware corporation (the "Company"), of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders to be held on Monday, November 23, 1998, at 10:00 a.m. Pacific Daylight Time, at the Company's corporate offices located at 145 Baytech Drive, San Jose, California and any adjournment or postponement thereof (the "Annual Meeting"). The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     The close of business on October 1, 1998 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 13,921,946 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority, or 6,960,974 of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one (1) vote on all matters.

     An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an employee of the Company will tabulate votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of October 1, 1998 by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each director and nominee for director of the Company, (c) each Named Executive Officer in the Summary Compensation Table below (see "Executive Compensation") and (d) all current executive officers, directors and nominees for director who beneficially own shares, as a group.

                                                               NUMBER OF      PERCENTAGE OF
                                                                 SHARES          SHARES
                                                              BENEFICIALLY    BENEFICIALLY
                  NAME OF BENEFICIAL OWNER                      OWNED(1)        OWNED(2)
                  ------------------------                    ------------    -------------
Leigh S. Belden(3)..........................................   3,070,127          22.1%
Steven C. Taylor(4).........................................   2,092,064          15.0%
Beltech, Inc.(5)............................................   1,000,000           7.2%
Oliver Corporation(6).......................................     800,000           5.7%
Wellington Management Co.(7)................................     777,500           5.6%
Howard Oringer(8)...........................................     191,833           1.4%
Henry L. Tinker(9)..........................................     206,137           1.5%
John C. Batty(10)...........................................      46,726             *
Robert F. Griffith(11)......................................      77,555             *
David L. Lyon(12)...........................................      52,708             *
John A. McGuire.............................................          --            --
All executive officers and directors as a group (12
  persons)(13)..............................................   5,856,494          41.0%

---------------
  *  Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 1, 1998 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Verilink Corporation, 145 Baytech Drive, San Jose, California 95134.

 (2) Percentage beneficially owned is based on 13,921,946 shares of Common Stock outstanding as of October 1, 1998.

 (3) Includes (a) 1,322,369 shares owned by Leigh S. Belden, individually, and by Leigh S. Belden & Deborah Tinker Belden, or their successors, Trustees U/A Dated 12/09/88; (b) 1,550 shares owned by Baytech Associates, a California general partnership in which Mr. Belden has a 50% general partner interest; (c) 746,208 shares owned by trusts for minor children of Mr. Belden; and (d) 1,000,000 shares owned by Beltech Corporation, a Nevada corporation of which Mr. Belden is a Director and President and the Leigh
     S. Belden and Deborah Tinker Belden Trust U/A Dated 12/09/88 is the sole shareholder. Mr. Belden disclaims beneficial ownership as to 746,208 of these shares.

 (4) Includes (a) 1,290,514 shares owned by Steven C. Taylor, individually, and by Steven C. Taylor and Suzanne E. Taylor, Trustees of Steven and Suzanne Taylor Living Trust Agreement Dated June 2, 1988; (b) 1,550 shares owned by Baytech Associates, a California general partnership interest in which Mr. Taylor has a 50% general partner interest; (c) 800,000 shares owned by the Oliver Corporation, a Nevada corporation of which Mr. Taylor is a Director and President and the Steven and Suzanne Taylor Living Trust Agreement Dated June 2, 1988 is the sole shareholder.

 (5) Beltech, Inc., 940 Southwood Blvd., Suite 201, Incline Village, NV 89452.

 (6) Oliver Corporation, 940 Southwood Blvd., Suite 201, Incline Village, NV 89452.

 (7) As reported in Schedule 13G filed by Wellington Management Co., as of December 31, 1997, includes 777,500 shares as to which Wellington Management Co. shared voting and sole investment power. Wellington Management Co., 75 State Street, Boston, MA 02109

 (8) Includes options to purchase 25,833 shares exercisable within 60 days of October 1, 1998.

 (9) Includes options to purchase 118,749 shares exercisable within 60 days of October 1, 1998.

(10) Includes options to purchase 39,583 shares exercisable within 60 days of October 1, 1998.

(11) Includes options to purchase 76,978 shares exercisable within 60 days of October 1, 1998.

(12) Includes options to purchase 47,708 shares exercisable within 60 days of October 1, 1998.

(13) Includes options to purchase 363,851 shares exercisable within 60 days of October 1, 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC and the Nasdaq National Market. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons the Company believes that, during fiscal 1998, all reporting persons complied with all applicable filing requirements except as follows: Messrs. Tinker and Lyon each filed one late Form 4.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The number of directors on the Board is currently fixed at five. The Company's Certificate of Incorporation divides the Company's Board of Directors into three classes designated Class I, Class II and Class III. The members of each class of directors serve staggered three-year terms. The Board is composed of one (1) Class I director (David L. Lyon), two (2) Class II directors (Howard Oringer and John A. McGuire), and two (2) Class III directors (Leigh S. Belden and Steven C. Taylor), whose terms will expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2000, 1998 and 1999, respectively.

     At the Annual Meeting, the stockholders will elect two (2) Class II directors to serve a three (3) year term until the 2001 Annual Meeting of Stockholders or until their respective successors are elected or appointed and qualified or until the directors' earlier resignation or removal. In the event either of the nominees is unable or unwilling to serve as a nominee, the proxies may be voted for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy. The Board of Directors has no reason to believe that the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

     Certain information about Howard Oringer and John A. McGuire, the Class II director nominees, is furnished below.

     Mr. Oringer has been a Director of the Company since August 1987 and Chairman of the Board of Directors since January 1996. In addition, he has been the Managing Director of Communications Capital Group, a management consulting firm, since November 1993. From February 1986 to November 1993, Mr. Oringer was the President, Chief Executive Officer and Chairman of the Board of Directors of Telesciences, a manufacturer of telecommunications equipment. Mr. Oringer received a B.E. in Engineering from the Stevens Institute of Technology, an M.S. in Electrical Engineering from the California Institute of Technology and an M.B.A. from Santa Clara University. Mr. Oringer is a member of the Board of Directors of Tekelec, Inc. and MAS Technology, Ltd.

     Mr. McGuire became a Director of the Company in July 1998. Mr. McGuire is currently the Chairman and Chief Executive Officer of Ellipsys Technology, Inc., a telecommunications company. From 1994 to 1996, Mr. McGuire was the Managing Partner of J. McGuire and Associates, a management consulting firm. From 1991 to 1994, Mr. McGuire was the President of Telescience International, a telecommunications product manufacturing company. Mr. McGuire received a B.S. in Mathematics from the California State University.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                     THE BOARD OF DIRECTORS AND COMMITTEES

                                                                                         DIRECTOR
             NAME               AGE                 PRINCIPAL OCCUPATION                  SINCE
             ----               ---                 --------------------                 --------
Leigh S. Belden...............  49    President, Chief Executive Officer and Director      1982
Steven C. Taylor..............  52    Chief Technical Officer, Vice Chairman of the        1982
                                      Board
Howard Oringer(1)(2)..........  56    Managing Director of Communications Capital Group    1987
David L. Lyon(1)(2)...........  50    President, Sage Strategies, Inc.                     1996
John A. McGuire...............  63    President, Ellipsys Technology, Inc.                 1998

---------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

     Mr. Belden co-founded the Company and has served as its President, Chief Executive Officer and Director since its inception in December 1982. From 1980 to 1982, Mr. Belden was Vice President of Marketing for Cushman Electronics, a manufacturer of telephone central office and two-way radio test equipment. Previously, he held various international and domestic sales and marketing management positions for California Microwave. Mr. Belden received a B.S. in Electrical Engineering from the University of California at Berkeley and an M.B.A. from Santa Clara University.

     Mr. Taylor co-founded the Company and has served as its Chief Technical Officer since its inception in December 1982. In addition, Mr. Taylor served as Chairman of the Board of Directors from the Company's inception until January 1996, at which time he became the Vice Chairman of the Board of Directors. Previously, Mr. Taylor served as Chief Engineer of Digital Products for Culbertson Industries and California Microwave. In 1980, Mr. Taylor formed Telecommunications Consultants, Inc., a consulting firm engaged in the design and support of digital and analog communications equipment.

     Mr. Oringer has been a Director of the Company since August 1987 and Chairman of the Board of Directors since January 1996. In addition, he has been the Managing Director of Communications Capital Group, a management consulting firm, since November 1993. From February 1986 to November 1993, Mr. Oringer was the President, Chief Executive Officer and Chairman of the Board of Directors of Telesciences, a manufacturer of telecommunications equipment. Mr. Oringer received a B.E. in Engineering from the Stevens Institute of Technology, an M.S. in Electrical Engineering from the California Institute of Technology and an M.B.A. from Santa Clara University. Mr. Oringer is a member of the Board of Directors of Tekelec, Inc. and MAS Technology, Ltd.

     Dr. Lyon became a Director of the Company in April 1996. Dr. Lyon is currently the President of Sage Strategies Inc., a management consulting firm specializing in telecommunications. From March 1987 to March 1997, Dr. Lyon was the President of Pacific Communications Services, Inc. (PCSI), a manufacturer of wireless communications equipment for digital cellular, CDPD, PCS, and advanced paging services. Dr. Lyon received a Ph.D. in Electrical Engineering from the Massachusetts Institute of Technology.

     Mr. McGuire became a Director of the Company in July 1998. Mr. McGuire is currently the Chairman and Chief Executive Officer of Ellipsys Technology, Inc., a telecommunications company. From 1994 to 1996, Mr. McGuire was the Managing Partner of J. McGuire and Associates, a management consulting firm. From 1991 to 1994, Mr. McGuire was the President of Telescience International, a telecommunications manufacturing company. Mr. McGuire received a B.S. in Mathematics from the California State University.

     Other than Henry L. Tinker, who is the father-in-law of Leigh S. Belden, there are no family relationships among any of the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors met four (4) times during fiscal 1998. None of the directors attended fewer than 75% of all the meetings of the Board and those committees of the Board on which he served. Howard Oringer and David Lyon each receive a fee of $10,000 per month pursuant to oral consulting agreements with the Company. All Non-employee Directors receive a fee of $1,600 for each Board meeting attended. Non-employee Directors also receive automatic grants under the Verilink Corporation Amended and Restated 1993 Stock Option Plan (the "1993 Option Plan") of options to purchase 30,000 shares upon election and re-election to the Board which options vest in equal annual amounts over a three-year period following the grant date.

     The Audit Committee, which held two (2) meetings during fiscal 1998, currently consists of Mr. Oringer and Dr. Lyon. The Audit Committee recommends to the Board the engagement of the firm of certified public accountants to audit the financial statements of the Company for the fiscal year for which they are appointed, and monitors the effectiveness of the audit effort and the Company's financial and accounting organization and financial reporting.

     The Compensation Committee which held two (2) meetings during fiscal 1998, currently consists of Mr. Oringer and Dr. Lyon. Its functions are to establish and review the compensation policies applicable to the Company's executive officers and to administer the 1993 Option Plan and the Verilink Corporation 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan").

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 1998, Mr. Oringer, Chairman of the Company's Board of Directors and a consultant to the Company, and Dr. Lyon, a consultant to the Company, served as members of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1993, the Company and Leigh S. Belden, President, Chief Executive Officer and Director of the Company, entered into a Common Stock Purchase Agreement providing for the purchase by Mr. Belden of 1,600,000 shares of the Company's Common Stock in exchange for a promissory note issued by Mr. Belden in favor of the Company in the amount of $800,000 due and payable in September 1998. In February 1998 the Company's Board of Directors extended the repayment of principal and interest under this note to September 16, 1999. The note was originally secured by 2,900,000 pledged shares (the "Original Pledged Shares") held by Leigh S. Belden and Deborah Tinker Belden, Trustees U/A Dated December 9, 1988, and Mr. Belden is not personally liable under the promissory note. In December 1995, the Company approved the transfer, free of any security interest of 1,000,000 shares of the Original Pledged Shares to Beltech, Inc., a Nevada corporation of which the Leigh S. Belden and Deborah Tinker Belden Trust U/A Dated 12/09/88 is the sole shareholder. Subsequent to the Company's initial public offering in June 1996, the number of shares subject to the security interest was further reduced to 130,398.

     In January 1998, the Company provided Mr. Belden with a loan facility not to exceed $500,000 at an interest rate of 6% per annum. Mr. Belden borrowed $475,000, which he subsequently repaid in March 1998. The facility expired on June 26, 1998.

     In September 1998, the Company provided Mr. Belden with a loan facility not to exceed $1,000,000 at an interest rate of 6% per annum. As of October 8, 1998, Mr. Belden had borrowed $475,000 under that facility. All loans made pursuant to the facility are due on or before December 31, 1998.

     In October 1998, the Company guaranteed $500,000 in borrowings made by Mr. Belden from CivicBank of Commerce and agreed to provide Mr. Belden with a loan facility not to exceed $3,000,000, including the guaranty. All loans made pursuant to this loan facility will be due on or before December 31, 1999. This loan facility will be secured by a pledge of Verilink Common Stock having a fair market value equal to at least twice the principal amount of the borrowings under this loan facility.

     In fiscal 1998, Mr. Oringer received a total of $120,000 in his capacity as a consultant to the Company and $25,368 in auto lease and operating expense reimbursement. The Company currently pays a fee of $10,000 per month to Mr. Oringer pursuant to an oral consulting agreement, under which Mr. Oringer provides part-time consulting services to the Company in the areas of general business advice, strategic planning, sales and marketing strategy, and financial advisory services.

     In fiscal 1998, Dr. Lyon received a total of $120,000 in his capacity as consultant to the Company and as reimbursement of Company-related expenses. The Company currently pays a fee of $2,500 per month to Dr. Lyon pursuant to an oral consulting agreement, under which Dr. Lyon provides part-time consulting services to the Company in the areas of general business advice, strategic planning and sales and marketing strategy.

     In 1997, in order to facilitate his relocation, the Company loaned Robert
F. Griffith, Vice President, Sales, a total of $211,825 on an interest-free basis. This note is due in full on June 1, 2002.

     The Company leases its facility located at 145 Baytech Drive in San Jose, California from Baytech Associates, a California general partnership ("Baytech") in which Leigh S. Belden and Steven C. Taylor are the two partners, each with a fifty percent partnership interest. The Lease Agreement between the Company and Baytech was entered into in February 1986 and expires in April 2001. The Company believes this lease was made on terms that are no less favorable to the Company than would have been obtained from unaffiliated third parties. The Company paid Baytech a total of $427,838 in lease payments in fiscal 1998 for the facility on Baytech Drive.

     The Company subleases additional space from Baytech at 161 Nortech Drive. The sublease between the Company and Baytech commenced in December 1996 and expires in December 2001. In fiscal 1998, the Company paid Baytech's lessor a total of $156,000 in lease payments for the facility on Nortech Drive. In September 1998, the Company agreed to lease an additional 16,000 square feet of space at 161 Nortech Drive and has agreed to loan Baytech funds for leasehold improvements and rent obligations at 161 Nortech Drive, in consideration of certain lease concessions made by Baytech to the Company. The loan to Baytech will be evidenced by a promissory note bearing interest at prime plus one percent (1%) and will be payable out of the net lease proceeds received by Baytech from leasing the space not occupied by the Company. In addition, the Company has guaranteed Baytech's obligations under its lease of the premises at 161 Nortech Drive.

     During fiscal 1998 the Company paid a total of $1,260,149 to RC Networks in consideration for consulting services provided to the Company. Baytech holds an 8.7% ownership interest in RC Networks.

                             EXECUTIVE COMPENSATION

COMPENSATION TABLES

     The following tables set forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

     The following table, together with the footnotes thereto, summarizes the total compensation for fiscal 1998 of (i) the Chief Executive Officer, and (ii) the four other most highly compensated executive officers of the Company who were serving as such at 1998 fiscal year end (collectively, the "Named Officers"), as well as the total compensation paid to each Named Officer for the Company's two previous fiscal years, if applicable.

                                                                                LONG-TERM
                                                  ANNUAL COMPENSATION          COMPENSATION
                                           ---------------------------------   ------------
                                                                   OTHER        SECURITIES
                                                                   ANNUAL       UNDERLYING     ALL OTHER
                                  FISCAL    SALARY     BONUS    COMPENSATION     OPTIONS      COMPENSATION
  NAME AND PRINCIPAL POSITION      YEAR     ($)(1)    ($)(2)       ($)(3)         (#)(4)          ($)
  ---------------------------     ------   --------   -------   ------------   ------------   ------------
Leigh S. Belden.................   1998    $245,000   $    --     $    --             --        $92,820(5)
  President, Chief Executive       1997     245,000        --          --             --         21,923(5)
  Officer and Director             1996     245,000        --      50,000             --         86,300(5)
Steven C. Taylor................   1998     245,000        --          --             --         67,764(5)
  Chief Technical Officer,         1997     245,000        --          --             --         36,666(5)
  Vice Chairman of the             1996     245,000        --      45,400             --         83,800(5)
  Board of Directors
Robert F. Griffith..............   1998     180,000    80,000(8)        --        10,000         65,816(6)(7)
  Vice President, Sales            1997     180,000    80,000          --         30,000         33,757(6)(7)
                                   1996       6,923        --          --        115,000             --
Henry L. Tinker.................   1998     179,000    25,000          --         60,000         83,764(6)(9)
  Vice President, Operations       1997     179,000        --          --        150,000         41,922(6)
                                   1996     179,000    27,000          --             --         28,700(6)
John C. Batty...................   1998     180,000    30,000          --         10,000         32,823(6)
  Vice President, Finance and      1997      20,077        --          --        100,000          1,540(6)
  Chief Financial Officer          1996          --        --          --             --             --

---------------
(1) The amounts disclosed in this column include amounts deferred by the Named Executive Officers pursuant to the Company's 401(k) Investment/Retirement Plan (the "401(k) Plan").

(2) The amounts disclosed in this column represent bonus amounts in the year earned.

(3) The amounts disclosed in this column represent amounts paid by the Company as reimbursement for the payment of income taxes.

(4) The stock options listed in the table include the options to purchase Common Stock of the Company.

(5) This amount primarily represents life insurance premiums, retirement benefits, reimbursement of medical expenses, auto lease or auto allowances and operating expenses paid by the Company.

(6) This amount primarily represents auto lease or auto allowances and operating expenses, 401(k) Plan matching contributions, life insurance premiums and reimbursement of medical expenses paid by the Company.

(7) Additionally, includes payment by the Company of relocation expenses in the amounts of $43,064 for fiscal year 1998 and $10,000 for fiscal year 1997.

(8) $25,000 of this amount is payable upon completion of certain financial objectives of the Company.

(9) Additionally, includes payment by the Company of housing expenses in the amount of $36,000.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information with respect to the grant of stock options under the Company's Amended and Restated 1993 Stock Option Plan (the "Plan") to each of the Named Executive Officers during the fiscal year ended June 28, 1998.

                                                                                        POTENTIAL REALIZABLE VALUE
                                   NUMBER OF     % OF TOTAL                             AT ASSUMED ANNUAL RATE OF
                                   SECURITIES     OPTIONS                                 STOCK APPRECIATION FOR
                                   UNDERLYING    GRANTED TO    EXERCISE                       OPTION TERM(1)
                                    OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   --------------------------
              NAME                  GRANTED     FISCAL YEAR      SHARE        DATE          5%             10%
              ----                 ----------   ------------   ---------   ----------   -----------    -----------
Leigh S. Belden..................        --           --            --            --           --             --
Steven C. Taylor.................        --           --            --            --           --             --
Robert F. Griffith...............    10,000         1.64%       $6.750      12/02/07     $ 42,500       $107,580
Henry L. Tinker..................    10,000         1.64%        6.750      12/02/97       42,500        107,580
                                     50,000         8.21%        6.375      01/07/08      200,460        508,005
John C. Batty....................    10,000         1.64%        6.750      12/02/07       42,500        107,580

---------------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock, overall stock market conditions, and the timing of option exercises, if any. There can be no assurance that amounts reflected in this table will be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in fiscal year 1998, and unexercised options held as of June 28, 1998, by the Named Executive Officers.

                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              SHARES                           FISCAL YEAR END(#)           FISCAL YEAR END($)(2)
                            ACQUIRED ON       VALUE        ---------------------------   ---------------------------
           NAME             EXERCISE(#)   REALIZED(1)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   --------------   -----------   -------------   -----------   -------------
Leigh S. Belden...........      --             --                --              --             --             --
Steven C. Taylor..........      --             --                --              --             --             --
Robert F. Griffith........      --             --            64,999          90,001        $43,124       $ 58,126
Henry L. Tinker...........      --             --            95,833         114,167             --        108,750
John C. Batty.............      --             --            29,166          80,834         72,915        192,085

---------------
(1) The value realized upon the exercise of stock options represents the positive spread between the exercise price of stock options and the fair market value on the exercise date.

(2) The value of "in-the-money" stock options represents the positive spread between the exercise price of options and $8.25, the price per share of the underlying shares of Common Stock, as reported on the Nasdaq National Market on June 26, 1998 (the last trading day of fiscal year 1998).

CHANGE OF CONTROL SEVERANCE BENEFITS AGREEMENTS AND EMPLOYMENT AGREEMENTS

     The Company has entered into a Change of Control Severance Benefits Agreement (the "Agreement") with the following executive officers: Leigh S. Belden, President and Chief Executive Officer; Steven C. Taylor, Vice Chairman; John C. Batty, Vice President Finance and Chief Financial Officer; Robert F. Griffith, Vice President Sales; Andrea C. Potts, Vice President Human Resources; Stephen M. Tennis, Vice President, General Counsel; and Henry L. Tinker, Vice President Operations. All capitalized terms in the description below have the same meaning as in the Agreement. Under the terms of the Agreement if the executive's employment terminates due to an Involuntary Termination or a Voluntary Termination for Good Reason within 24 months following a Change of Control, the termination will be a Covered Termination and the Company shall (i) pay the Executive a lump sum payment equal to 100% of the sum of Annual Base Pay and Annual Bonus, subject to any applicable withholding of federal, state or local taxes, (ii) fully vest all stock options held by the executive and the period of time to exercise such stock options following a Covered Termination may be extended, and (iii) continue Welfare Benefit coverage for the executive and his covered dependents under any Welfare Benefit plan or program maintained by the Company on the same terms and conditions (including cost to the executive) as in effect immediately prior to the Covered Termination, for one (1) year following the Covered termination. Upon the occurrence of a Covered Termination, and prior to the receipt of any benefits under the Agreement, the executive shall execute an Employee Agreement and Release (the "Release"). Such Release shall specifically relate to all of the executive's rights and claims in existence at the time of such execution and shall confirm the executive's obligations under the Company's standard form of proprietary information agreement.

     The Company has employment agreements with Leigh S. Belden, the Company's President and Chief Executive Officer, and Steven C. Taylor, the Company's Chief Technical Officer that upon termination without cause require the Company to retain them as consultants for a period of one year at the same base salary, bonus and benefits received during the year preceding termination.

REPORT OF THE COMPENSATION COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

     In determining the officers' compensation levels, the Compensation Committee generally considers factors such as competitive compensation levels for officers of other high technology companies of similar revenues, profitability and growth rates among other factors. The Compensation Committee adopted a Key Employee Incentive Plan designed to reward the Company's executive officers if certain corporate financial goals and individual performance goals were achieved in fiscal 1998. No payments were made under the plan as the Company failed to meet the minimum threshold for such payments. Nonetheless, the Compensation Committee believed that certain executive officers had made significant contributions to the Company during fiscal 1998 and awarded non-plan bonuses to such officers.

     The Compensation Committee is currently composed of Mr. Oringer and Dr. Lyon. In addition to administering the 1993 Option Plan and the 1996 Purchase Plan, the Compensation Committee is authorized by the Board, among other things, to establish and review annually the general compensation policies applicable to the Company's executive officers, including the relationship of Company financial performance to executive compensation and the basis for the Chief Executive Officer's compensation during each fiscal year.

     No member of the Compensation Committee is a former or current officer or employee of the Company.

     Compensation Policy Regarding Deductibility. The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Code which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. For the fiscal year ended June 28, 1998, no executive officer of the Company received $1 million in total compensation, nor does the Company anticipate that compensation payable to any executive officer will exceed $1 million for fiscal 1999.

                                          Compensation Committee

                                          Howard Oringer
                                          David L. Lyon, Ph.D.
October 20, 1998

PERFORMANCE GRAPH

     The following chart compares the cumulative total stockholder return on the Company's Common Stock since the date of the Company's initial public offering on June 10, 1996 (the "IPO") through the end of the Company's last fiscal year (June 28, 1998), with the cumulative total return on The Nasdaq Stock Market U.S. Index and the Hambrecht & Quist Technology Index during the same period. The comparison assumes $100 was invested on June 10, 1996 in the Company's Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                        Verilink          Nasdaq Stock      Hambrecht & Quist
                                       Corporation        Market (U.S.)        Technology
10-Jun-96                                  100                 100                 100
Jun-96                                     159                  97                  95
Sep-96                                     153                 100                 101
Dec-96                                     208                 105                 108
Mar-97                                      38                  99                 103
Jun-97                                      67                 117                 124
Sep-97                                      58                 137                 150
Dec-97                                      38                 129                 127
Mar-98                                      69                 151                 153
Jun-98                                      52                 155                 157

     This Section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                 PROPOSAL NO. 2

                     APPROVAL AND RATIFICATION OF AMENDMENT
             TO THE COMPANY'S AMENDED AND RESTATED 1993 OPTION PLAN

     The Company's stockholders are being asked to act upon a proposal to approve the action taken by the Board of Directors on July 29, 1998 amending the Company's Amended and Restated 1993 Stock Option Plan (the "Option Plan") to increase the number of shares authorized for issuance under the Option Plan by 1,000,000 shares, from 4,050,000 to an aggregate of 5,050,000 shares. Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

PROPOSED AMENDMENT

     Increase in Available Shares. The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that an incentive plan such as the Option Plan is necessary for the Company to remain competitive in its compensation practices. As of the Record Date, there were remaining approximately 199,353 shares authorized and available for issuance under the Option Plan. In the absence of an increase in the available shares, after the issuance of the remaining authorized shares, no additional shares will be available for future option grants under the Option Plan, except to the extent that shares become available upon terminations or cancellation of outstanding options. For these reasons, the Board of Directors has approved an amendment to the Option Plan to increase the number of shares of Common Stock of the Company available for issuance thereunder by 1,000,000 shares, from 4,050,000 to an aggregate of 5,050,000 shares.

AMENDED PLAN BENEFITS

     As of the date of this Proxy Statement, no non-employee directors ("Outside Directors") and no associates of any director, executive officer or nominee for director has been granted any options subject to shareholder approval of the proposed amendment. The benefits to be received pursuant to the Option Plan amendment by the Company's directors, executive officers and employees are not determinable at this time.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S OPTION PLAN.

     A general description of the principal terms of the Option Plan is set forth below. Although the Company believes that the following description provides a fair summary of the material terms of the Option Plan, the description is qualified in its entirety by the text of the Option Plan, including the amendment proposed to be approved by the stockholders. Unless marked otherwise, proxies received will be voted FOR the approval and ratification of the proposed amendment to the Option Plan.

GENERAL DESCRIPTION OF OPTION PLAN.

     The following summary of the Option Plan, including the proposed amendment, is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request.

     The Company's Option Plan was initially approved by the Board of Directors in March 1993 and initially approved by the stockholders in November 1993. In September 1996 the Board of Directors approved, and in November 1996 the stockholders ratified an amendment to the Option Plan to increase the number of shares reserved for issuance thereunder by 750,000 shares from 3,300,000 to 4,050,000 shares. As of June 28, 1998, the number of executive officers, employees, consultants and directors of the Company and its subsidiaries that were eligible to receive grants under the Option Plan was approximately 230 persons. Options to purchase 3,652,287 shares had been granted under the Option Plan of which options to purchase 1,833,134 shares were outstanding

     The purpose of the Option Plan is to create additional incentives for the Company's employees (including employees of any subsidiaries of the Company) and others who perform substantial services to the Company and to promote the financial success and progress of the Company by providing an opportunity to purchase shares of the Company's Common Stock pursuant to the exercise of options granted under the Option Plan. The Company may grant options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options. Incentive stock options may be granted to employees (including officers and directors who are employees) of the Company, and employees who hold certain outstanding options issued under the Company's 1983 Stock Option Plan and 1989 Directors Stock Option Plan (the "Prior Plans"), both of which Prior Plans have been terminated. Nonqualified stock options may be granted to employees, officers, directors, independent contractors and consultants of the Company and holders of certain outstanding options issued under the Prior Plans. On July 29, 1998, an additional 1,000,000 shares of Common Stock were reserved for issuance under the Option Plan making the total number of shares authorized in the Option Plan 5,050,000, of which, at June 28, 1998, 397,463 were available for future grant.

     In April 1996, the Option Plan was amended to provide for automatic nonqualified option grants of 30,000 shares ("Automatic Grants") to Directors who are not officers of the Company ("Non-Employee Directors") upon each Non-Employee Director's election and re-election to the Board of Directors. Automatic grants will vest in equal annual amounts over a three-year period following the date of grant. Non-Employee Directors who are elected between annual meetings will receive a ratable Automatic Grant. The exercise price of options granted to Non-Employee Directors will be the fair market value on the date of grant. Non-Employee Directors may not receive grants under the Option Plan other than Automatic Grants.

     The Board of Directors or a committee designated by the Board of Directors is authorized to administer the Option Plan in a manner that complies with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Currently, the Option Plan is being administered by the Compensation Committee, which determines which eligible individuals are granted options and the terms of such options, including the exercise price, number of shares subject to the option and the vesting and exercisability thereof; provided, the maximum term of an incentive stock option granted under the Option Plan may not exceed 10 years.

     The exercise price of an incentive stock option granted under the Option Plan must equal at least 100% of the fair market value of the subject stock on the grant date and the exercise price of all nonqualified stock options must equal at least 85% of the fair market value of the subject stock on the grant date. With respect to any participant who owns more than 10% of the combined voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of such incentive stock option may not exceed 5 years. The aggregate fair market value on the date of grant of the stock for which incentive stock options are exercisable for the first time by an employee of the Company or an affiliate during any calendar year may not exceed $100,000.

     Nonqualified stock options and incentive stock options granted under the Option Plan are immediately exercisable; however, the shares of Common Stock issued upon exercise of such options typically vest over four years at the annual rate of 25% of the total shares granted on the anniversary of the grant date, provided the optionee remains continuously employed by the Company. Upon cessation of employment for any reason, the Company has the option to repurchase all, but not some, of any unvested shares of Common Stock issued upon exercise of an option under the Option Plan, within 60 days following the date of cessation of employment at a repurchase price equal to the exercise price of such shares.

     Nonqualified and incentive stock options granted under the Option Plan are not transferable other than by will or the laws of descent or distribution, and each option that has not yet expired is exercisable only by the recipient during such person's lifetime, or for 12 months thereafter by the person or persons to whom the option passes by will or the laws of descent or distribution. The Option Plan may be amended at any time by the Board of Directors, although certain amendments require stockholder approval. The Option Plan will terminate on March 1, 2003 unless earlier terminated by the Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

     The following summarizes only the federal income tax consequences of stock options granted under the Option Plan. State and local tax consequences may differ.

     The grant of a nonqualified stock option under the Option Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more or not more than one year, respectively, following exercise. The Company does not receive a tax deduction for any such gain. The maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6% and the maximum rate at which long-term capital gains are taxed is 28%. For shares held more than eighteen months, maximum rate at which long-term capital gains are taxed falls to 20%.

     The grant of an incentive stock option ("ISO") under the Option Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised and shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long-or short-term capital gain, depending on the holding period. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

     The "spread" under an ISO -- i.e., the difference between the fair market value of the shares at exercise and the exercise price - is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

     Payment of Withholding Taxes. The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the Option Plan.

     The foregoing summarizes only the federal income tax consequences to participants and the Company of the acquisition and disposition of Restricted Shares and Stock Bonuses under the Plan. State and local tax consequences may differ.

                                 PROPOSAL NO. 3

                     APPROVAL AND RATIFICATION OF AMENDMENT
               TO THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are being asked to act upon a proposal to approve the action taken by the Board of Directors on July 29, 1998 amending the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares authorized for issuance under the Purchase Plan by

200,000 shares, from 300,000 to an aggregate of 500,000 shares. Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

PROPOSED AMENDMENT

     Increase in Available Shares. As of the Record Date, there were remaining approximately 75,396 shares authorized and available for issuance under the Purchase Plan. In the absence of an increase in the available shares, after the issuance of the remaining authorized shares, no additional shares will be available for purchase under the Purchase Plan, except to the extent that shares are not purchased during the current offering period due to the withdrawal of a plan participant. For this reason, the Board of Directors has approved an amendment to the Purchase Plan to increase the number of shares of Common Stock of the Company available for issuance thereunder by 200,000 shares, from 300,000 to an aggregate of 500,000 shares.

AMENDED PLAN BENEFITS

     As of the date of this Proxy Statement, no executive officer or employee of the Company has been granted any rights to purchase stock pursuant to the Purchase Plan subject to shareholder approval of the proposed amendment. The benefits to be received pursuant to the Purchase Plan amendment by the Company's executive officers and employees are not determinable at this time.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S PURCHASE PLAN.

     A general description of the principal terms of the Purchase Plan is set forth below. Although the Company believes that the following description provides a fair summary of the material terms of the Purchase Plan, the description is qualified in its entirety by the text of the Purchase Plan, including the amendment proposed to be approved by the stockholders. Unless marked otherwise, proxies received will be voted FOR the approval and ratification of the proposed amendment to the Purchase Plan.

GENERAL DESCRIPTION OF PURCHASE PLAN.

     The Purchase Plan was adopted by the Board and the stockholders in April 1996. At that time a total of 300,000 shares of Common Stock were reserved for issuance under the Purchase Plan. The purpose of the Purchase Plan is to provide employees of the Company who participate in the Plan with an opportunity to purchase Common Stock of the Company through payroll deductions. On July 29, 1998, subject to stockholder approval, the Board of Directors approved an amendment to the Purchase Plan increasing the number of shares reserved for issuance thereunder by 200,000 shares from 300,000 shares to 500,000 shares. As of June 28, 1998, 149,786 shares of Common Stock had been sold pursuant to the Purchase Plan at a weighted average price of $6.84 per share, with 150,214 shares available for future issuance under the Purchase Plan.

     The Purchase Plan, which is intended to qualify under section 423 of the Code, provides for successive offering periods with a maximum duration of 24 months. Each offering period is divided into consecutive semi-annual purchase periods.

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors. The Board of Directors has the authority to change the commencement date of future offering periods. All individuals employed by the Company or its subsidiaries on the commencement date of an offering period are eligible to participate in the Purchase Plan if they are employed by the Company for at least 20 hours per week and more than five months per calendar year, provided that any individual who holds 5% or more of the Company's Common Stock (directly or upon the exercise of options) is not eligible to participate. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 10% of an employee's total compensation, including bonuses and sales commissions (or, if lower, $25,000 in any calendar year), at a price equal to 85% of the lower of the closing sale price for the Common Stock reported on the Nasdaq National Market at the beginning of the offering period and the end of each respective purchase period within the offering period. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically upon termination of employment with the Company.

CERTAIN FEDERAL TAX CONSEQUENCES.

     The following summarizes only the federal income tax consequences of participation under the Purchase Plan. State and local tax consequences may differ.

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of the purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the participant's holding period. If the shares have been held by the participant for more than two years after the purchase date, the lesser of
(i) 15% of the fair market value of the shares on the purchase date was granted or (ii) the difference between the fair market value of the shares on the date of the disposition of the shares and the purchase price will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from date of grant or within one tax year of the date of purchase.

                                 PROPOSAL NO. 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has served as the Company's independent accountants since the Company's inception and has been recommended to the Board of Directors as the Company's independent accountants for fiscal year 1999. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants. Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants for the 1999 fiscal year.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1999.

           STOCKHOLDER PROPOSALS/STOCKHOLDER NOMINATIONS FOR DIRECTOR

     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than June 16, 1999 in order to be considered for inclusion in the Company's proxy materials for that meeting.

     The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. Stockholders wishing to directly nominate candidates for election to the Board of Directors ("Director Nominations") and for the conduct of other business to be brought before an annual meeting ("Other Business"), must do so in accordance with the Company's Certificate of Incorporation (the "Certificate") and Bylaws.

     To be timely, notice of Director Nominations to be brought before an annual meeting or special meeting must be received by the Secretary of the Company, at the address set forth below, not earlier than ninety nor later than sixty days prior to the first anniversary of the preceding year's annual meeting or, if the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary, such notice must be received not earlier than ninety days prior to such annual meeting and not later than the later of (1) the sixtieth day prior to the annual meeting or (2) the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever occurs first. The Certificate also provides that notice of Director Nomination of a candidate for director shall include certain information with respect to a proposed nominee, including (without limitation) information as to such nominee's business background, relationships with stockholders and certain other parties, and share ownership in the Company.

     To be timely, notice of Other Business to be brought before an annual meeting or special meeting must be received by the Secretary of the Company, at the address set forth below, not later than ninety days prior to the meeting date or, if less than one hundred days notice or prior public disclosure of the date of the meeting is given to or made to stockholders, notice of Other Business must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting or special meeting was mailed or made public. The Company has not yet publicly announced the date of the 1999 Annual Meeting of Stockholders.

     Stockholder proposals for Other Business or Director Nominations should be mailed to Dannelle M. Emmett, Secretary, Verilink Corporation, 145 Baytech Drive, San Jose, California, 95134

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

     It is important that the proxies be returned promptly and that your shares be represented.

     Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

                                          By Order of the Board of Directors

                                          /s/ LEIGH S. BELDEN
                                          --------------------------------------
                                          Leigh S. Belden,
                                          President, Chief Executive Officer
                                          and Director

October 20, 1998
San Jose, California

SKU No. 1526-PS-98

                              VERILINK CORPORATION

                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN



        1.     Establishment, Purpose and Definitions.

               (a) There is hereby established the Amended and Restated 1993 Stock Option Plan (the "Plan") of Verilink Corporation (the "Adopting Company"). The Adopting Company along with any successor corporation to the Adopting Company and any present or future parent or subsidiary corporations of the Adopting Company or such successor corporation shall be collectively referred to as the "Company." For the purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

               (b) The purpose of the Plan is to create additional incentive for eligible individuals (as defined in Section 4 below) to promote the financial success and progress of the Company. The Plan provides employees, including officers and directors who are employees, of the Company, and holders of certain outstanding options issued under the Verilink Corporation 1983 Stock Option Plan or 1989 Officers and Directors Stock Option Plan (the "Prior Plans") an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options under Section 422 of the Code (referred to as "incentive stock options"). The Plan also provides employees, officers, directors, independent contractors and consultants of the Company and holders of certain outstanding options issued under the Prior Plans an opportunity to purchase shares of Stock pursuant to options which are not described in Section 422 of the Code (referred to as "nonqualified options").

        2.     Administration.

               (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee (the "Committee") under such terms and conditions as the Board shall determine. If the Company becomes subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Act") and the rules promulgated thereunder, the Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Act ("Rule 16b-3"). Except as permitted by Rule 16b-3, none of the members of the Committee shall receive, while serving on the Committee, a grant or award of equity securities under (i) the Plan or (ii) any other plan of the Company under which the participants are entitled to acquire Stock (including restricted stock), stock options, stock bonuses, related rights or stock appreciation rights of the Company, other than pursuant to the grant of automatic options provided in Section 7, below, and pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule 16b-3. The limitations set forth in this
Section 2(a) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

               (b) Except for options granted to Non-Employee Directors pursuant to Section 7, the Committee shall determine which eligible individuals (as defined in Section 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

               (c) Except for options granted to Non-Employee Directors pursuant to Section 7, the Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the Optionee's rights under an outstanding option shall not be made without the Optionee's written consent. The Committee may, with the Optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

               (d) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all participants. Notwithstanding the foregoing, the Committee shall not exercise any discretionary functions with respect to options granted to Non-Employee Directors pursuant to Section 7.

        3.     Stock Subject to the Plan.

               (a) An aggregate of not more than 5,050,000 shares of Stock shall be available for the grant of stock options under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the Optionee and will thereafter not be available under the Plan.

               (b) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent) or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, the number and kind of shares and the price per share subject to outstanding options and to adjust the number of shares which have been authorized for the grant of stock options under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option.

        4.     Eligible Individuals.

               (a) Individuals who shall be eligible to have granted to them the options provided for by the Plan (other than pursuant to Section 7) shall be such employees, officers, directors, independent contractors and consultants of the Company as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options. Except for grants pursuant to Section 7, eligible individuals shall not include Non-Employee Directors.

               (b) Individuals who hold unexercised incentive stock options under the Prior Plans and are employees of the Company shall be eligible to receive incentive stock options to purchase the same number of shares of Stock as the number of shares subject to their unexercised incentive stock options issued under the Prior Plans in substitution for such Prior Plan Options. Individuals who hold unexercised nonqualified stock options and are eligible individuals under Section 4(a) above shall be eligible to receive nonqualified stock options to purchase the same number of shares of Stock as the number of shares subject to their unexercised nonqualified options issued under the Prior Plans in substitution for such Prior Plan Options.

        5. The Option Price. The exercise price of the Stock covered by each incentive Stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. Except as provided in Section 7, the exercise price of the Stock covered by each nonqualified stock option shall be as determined by the Committee, but shall not be less than 85% of the fair market value of such stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(b), above.

        6.     Terms and Conditions of Options.

               (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted. Options received under the Plan in substitution for unexercised options received under the Prior Plans will be evidenced by a written substitution agreement executed by the Company and the person to whom that option is granted.

               (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that (i) the term of an incentive stock option shall not be for more than 10 years, (ii) in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company, the term shall be for no more than five years, and (iii) the term of an option granted pursuant to Section 7 shall be for ten years. Options received under the Plan in substitution for options received under the Prior Plans will have a new term as determined by the Committee subject to the limitations described in this Section 6(b) rather than continuing the term remaining on the options granted under the Prior Plans. Provided, however, that for incentive stock options granted in substitution for options under Prior Plans, the term under the original option plus the term under the substituted option cannot exceed 10 years, and, in the case of a person possessing more than ten percent of the combined voting power of the Company, the term under the original incentive stock option plus the term under the substituted incentive stock option cannot exceed five years.

               (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company) shall not exceed $100,000. In the event an Optionee receives an option intended to be an incentive stock option which exceeds the fair market value limitation, the option shall be treated as a nonqualified option with respect to so much of the Stock subject thereto as exceeds that limitation.

               (d) Except for grants to Non-Employee Directors pursuant to
Section 7, which shall be granted on the form of Stock Option Agreement, the Stock Option Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee. If an option, or any part thereof, is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

        7.     Stock Options for Non-Employee Directors.

               (a) All grants of options pursuant to this Section 7 shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 7. No person shall have any discretion to select which Non-Employee Directors shall be granted options or to determine the number of shares of Stock to be covered by options granted to Non-Employee Directors, the timing of such option grants or the exercise price thereof.

               (b) An option to purchase thirty thousand (30,000) shares of Stock shall be granted immediately following each annual meeting of the Company's stockholders to each director who is not an officer of the Company ("Non-Employee Director") who was re-elected as a Non-Employee Director at such annual meeting and who has not otherwise received any prior automatic option grants under this Section 7 during the two immediately preceding calendar years; provided, however, that a grant to a Non-Employee Director who then holds an option that is not fully vested shall be adjusted so that options to acquire no more than ten thousand (10,000) shares of Stock shall vest in any year pursuant to Section 7(d). Each such grant shall be made as of the date of the annual stockholders' meeting in question. In the event a Non-Employee Director shall be appointed or elected to the Board other than at the annual stockholders' meeting, such Non-Employee Director shall be entitled to a ratable grant as of the date of his or her election or appointment to the Board. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. All options granted to Non-Employee Directors shall be nonqualified stock options.

               (c) The exercise price per share of Stock covered by each option shall be the per-share fair market value of the Stock on the date the option is granted. The exercise price of an option granted under the Plan shall be subject to adjustment to the extent provided in Section 3(b) hereof.

               (d) Each option shall vest and become exercisable as to ten thousand (10,000) of the shares covered thereby on the anniversary of the date of grant such that the option will be fully exercisable three (3) years after its date of grant.

        8. Use of Proceeds. Cash proceeds realized from the issuance of Stock under the Plan shall constitute general funds of the Company.

        9.     Amendment, Suspension, or Termination of the Plan.

               (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's stockholders, and provided further that, except as provided in Section 3(b) above, the Board shall in no event amend the Plan in the following respects without the consent of the stockholders then sufficient to approve the Plan in the first instance:

                   (i) To increase the maximum number of shares subject to incentive stock options issued under the Plan; or

                   (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

               (b) No option may be granted under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate with respect to the grant of incentive stock options on March 1, 2003, unless previously terminated by the Board pursuant to this Section 9.

               (c) Notwithstanding the provisions of Sections 9(a) and 9(b), above, the provisions set forth in Section 7 of the Plan (and any other sections of the Plan that affect the formula award terms of option grants to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended or any applicable rules and regulations thereunder.

        10. Assignability. To the extent required by Rule 16b-3, no option granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided, that, if Rule 16b-3 is amended after the date of the Board's adoption of this amendment to the Plan to permit broader transferability of options under that Rule, (i) options granted under Section 7 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (ii) any other option shall be transferable to the extent provided in the option agreement covering the option, and the Committee shall have discretion to amend any such outstanding option to provide for broader transferability of the option as the Committee may authorize within the limitations of Rule 16b-3. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, shall be exercisable only by the optionee. In the event of any Rule 16b-3 permitted transfer of an option hereunder, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as the optionee (or his personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option under Sections 6, 7 and 13 had the option not been transferred.

        11. Provision of Information. The Company shall provide to each Optionee, during any period for which said Optionee has one or more options granted pursuant to the Plan outstanding, copies of annual financial statements of the Company.

        12. Transfer of Company's Rights. In the event the Company assigns to a third person, other than by operation of law, any of the Company's rights to repurchase any stock acquired on the exercise of an option, the assignee shall pay to the Company the value of such right as determined by the Committee in the Committee's sole discretion. Such consideration shall be in such form, including, without limitation, the performance of future services, as the Committee shall determine in the Committee's sole discretion.

        13.    Payment Upon Exercise of Options.

               (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash or check; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the Optionee; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option (excluding options granted under

Section 7, above) and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

               (b) In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to optionee shares of Stock having a value equal to the exercise price, the Committee may issue optionee an additional option, with terms identical to this option agreement, entitling optionee to purchase additional Stock in an amount equal to the number of shares so retained; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above.

        14.    Withholding Taxes.

               (a) No Stock shall be delivered under the Plan to any optionee until the optionee has made arrangements acceptable to the Committee (or in the case of exercise of options granted to Named Executives, the Subcommittee) for the satisfaction of federal, state, and local income and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Stock under the Plan or to the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law. Upon exercise of an option the Company shall withhold from the optionee an amount sufficient to satisfy federal, state and local income and social security tax withholding obligations.

               (b) In the event that such tax withholding is satisfied by the Company or the optionee's employer withholding shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above.

        15. Restrictions on Transfer of Shares. The Stock acquired pursuant to the exercise of options granted under the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the stockholders of the Company at the time such Stock is acquired.

        16. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event of any of the following:

               (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Adopting Company where the stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Adoption Company;

               (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Adopting Company; or

               (c) the sale or exchange of all or substantially all of the Adopting Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code).

               Any options which are neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor or purchasing corporation, as the case may be, shall terminate effective as of the date of the Transfer of Control.

        17. Stockholders Approval. This Plan shall only become effective with regard to incentive stock options upon its approval by a majority of the stockholders voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan. The Committee may grant incentive stock options under the Plan prior to the stockholders' meeting, but until stockholder approval of the Plan is obtained, no incentive stock option shall be exercisable.

        18. Rule 16b-3 Compliance. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under Section 7 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of options to Non-Employee Directors.

                                                                       EXHIBIT B

                              VERILINK CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN


        The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Verilink Corporation.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

        (a) "Accrual Period" shall mean a period of approximately six months, commencing on January 1 and July 1 of each year and terminating on the next following June 30 or December 31, respectively; provided, however, that the first Accrual Period shall commence on the Effective Date and shall end on December 31, 1996.

        (b)    "Board" shall mean the Board of Directors of the Company.

        (c)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d)    "Common Stock" shall mean the common stock of the Company.

        (e)    "Company" shall mean Verilink Corporation.

        (f) "Compensation" shall mean an Employee's base salary from the Company or one or more Designated Subsidiaries, including such amounts of sales commissions and base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Subsidiaries under any employee benefit or welfare plan now or hereafter established.

        (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        (h) "Effective Date" shall mean the effective date of the Registration Statement relating to the Company's initial public offering of its Common Stock. However, should any Designated Subsidiary become a Participating Company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

        (i) "Employee" shall mean any individual who is engaged in the rendition of personal services to the Company or a Designated Subsidiary for Compensation. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contact, the employment relationship will be deemed to have terminated on the 91st day of such leave.

        (j)    "Enrollment Date" shall mean the first day of each Purchase
Period.

        (k)    "Exercise Date" shall mean the last day of each Accrual Period.

        (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing selling price for such stock on the principal securities exchange or national market system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value; or,

               (2) If the Common Stock is not traded on an exchange or a national market system, its Fair Market Value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

        (m) "Participant" means an Employee of the Company or Designated Subsidiary who is actively participating in the Plan.

        (n)    "Plan" shall mean this Employee Stock Purchase Plan.

        (o) "Plan Administrator" shall mean either the Board or a committee of the Board that is responsible for the administration of the Plan.

        (p) "Purchase Period" shall mean a purchase period established pursuant to paragraph 4 hereof.

        (q) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

        (r) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        (s) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        3.     Eligibility.

        (a) General. Any Employee who is employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date.

        (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

        (c) Other Limits on Eligibility. Notwithstanding paragraph (a) above, the following Employees, as defined in paragraph 2, shall not be eligible to participate in the Plan for any relevant Purchase Period: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for not more than 5 months in any calendar year; and
(iii) employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such employees in the Plan.

        4.     Purchase Periods.

        (a) The Plan shall be implemented through overlapping or consecutive Purchase Periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with paragraph 19 hereof. The maximum duration of a Purchase Period shall be twenty-seven months. Initially, the Plan shall be implemented through overlapping Purchase Periods of twenty-four months' duration commencing each January 1 and July 1 following the Effective Date (except that the initial Purchase Period shall commence on the Effective Date and shall end on June 30,
1998). The Plan Administrator shall have the authority to change the length of any Purchase Period subsequent to the initial Purchase Period by announcement at least thirty (30) days prior to the commencement of the Purchase Period and to determine whether subsequent Purchase Periods shall be consecutive or overlapping.

        (b) A Participant shall be granted a separate purchase right for each Purchase Period in which he/she participates. The purchase right shall be granted on the first day of the Purchase Period and shall be automatically exercised in successive installments on the last day of each Accrual Period ending within the Purchase Period.

        (c) An Employee may participate in only one Purchase Period at a time. Accordingly, except as provided in paragraph 4(d), an Employee who wishes to join a new Purchase Period must withdraw from the current Purchase Period in which he/she is participating and must also enroll in the new Purchase Period prior to the commencement date for that period.

        (d) If on the first day of any Accrual Period in a Purchase Period in which an Employee is participating in the Plan the Fair Market Value of the Company's Common Stock is less than the Fair Market Value of the Company's Common Stock on the first day of the first Accrual Period within the Purchase Period (after taking into account any adjustment during the Purchase Period pursuant to paragraph 18(a)), the Purchase Period shall be terminated automatically and the Employee shall be enrolled automatically in the new Purchase Period which has its first Accrual Period commencing on that date, provided the Employee is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

        (e) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

        5.     Participation.

        (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least fifteen (15) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Purchase Period.

        (b) Payroll deductions for a Participant shall commence with the first period payroll following the Enrollment Date and shall end on the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in paragraph 10.

        6.     Payroll Deductions.

        (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he/she receives on each pay day during the Offering Period.

        (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

        (c) A Participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his/her payroll deductions during the Purchase Period by completing or filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant may increase the rate of his/her payroll deductions for a future Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Purchase Period. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in paragraph 10. The Board shall be authorized to limit the number of participation rate changes during any Purchase Period.

        (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Accrual Period which is scheduled to end during the current calendar year (the "Current Accrual Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Accrual Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Accrual Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Accrual Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

        7. Grant of Option. On the first day of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on each Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided (i) that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof, and (ii) the maximum number of shares of Common Stock an Employee shall be permitted to purchase in any Accrual Period shall be 5,000 shares, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Purchase Period.

        8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in paragraph 10 below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period, if the Participant elects to participate in the next Purchase Period, or returned to the Participant. Any amount remaining in a Participant's account following the purchase of shares on the Exercise Date which exceeds the cost of one full share of Common Stock on the Exercise Date shall be returned to the Participant and shall not be carried over to the next Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him/her.

        9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his/her option.

        10.    Withdrawal; Termination of Employment.

        (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/ her account and not yet used to exercise his/her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's option for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement.

        (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in Section 2(i)), the payroll deductions credited to such Participant's account during the Purchase Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under paragraph 14, and such Participant's option will be automatically terminated.

        11. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.

        12.    Stock.

        (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

        (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

        (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his/her spouse.

        13.    Administration.

        (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan except to the extent limited by Subsection (b) of this Section 13.

        (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

        14.    Designation of Beneficiary.

        (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a

Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        (b) Such designation of beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Purchase Period in accordance with paragraph 10.

        16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18. Adjustments Upon Changes in Capitalization, Dissolution; or Merger or Asset Sale.

        (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

        (b) Change in Ownership, Dissolution or Liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation, in which the Company will not be the surviving corporation (other than a reorganization effectuated primarily to change the state in which the Company is incorporated), or a reverse merger in which the Company is the surviving corporation but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the person or persons holding those securities immediately prior to the transfer, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchase Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Purchase Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his/her option has been changed to the New Exercise Date and that his/her option will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from the Purchase Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

        19.    Amendment or Termination.

        (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Purchase Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

        (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. In addition, no purchase rights shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in paragraph 24.

        22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 19.

        23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        24. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, the Plan must be approved by a majority of the votes cast at such stockholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such stockholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company. However, approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

        25. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

        26. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

        27. Applicable Law. The law of the State of California will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                    EXHIBIT A
                              VERILINK CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT



___     Original Application                       Enrollment Date:_____________
___     Change in Payroll Deduction Rate
___     Change of Beneficiary(ies)


               1. I,________________________, hereby elect to participate in the Verilink Corporation 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

               2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Purchase Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

               3. I understand that the payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Purchase Period, any accumulated payroll deductions will be used to automatically exercise my option.

               4. I have received a copy of the complete "Verilink Corporation 1996 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

               5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of:

                       ---------------------------------
                       ---------------------------------

               6. I understand that if I dispose of any shares received by me pursuant to this Plan within 2 years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares) or within 1 year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition and I will make adequate provision for Federal, State or other tax withholding obligations, if any which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I also understand that the foregoing income tax consequences are based on current federal income tax law and that the Company is not responsible for advising me of any changes in the applicable tax rules.

               7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

               8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan.

NAME: (Please print)
                    ------------------------------------------------------------
                    (First)                 (Middle)               (Last)

Relationship:
                    ------------------------------------------------------------
Address:
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------

Employee's Social
Security Number:
                    ------------------------------------------------------------
Employee's Address:
                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME

Employee's Signature:
                     -----------------------------------------------------------
Dated:
                     -----------------------------------------------------------
Signature of spouse
if beneficiary is other
than spouse:
                     -----------------------------------------------------------
Dated:
                     -----------------------------------------------------------

                                   EXHIBIT B

                              VERILINK CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT
                              NOTICE OF WITHDRAWAL


               The undersigned participant in the Purchase Period of the Verilink Corporation 1996 Employee Stock Purchase Plan which began on _________________, 19___, (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Purchase Period. The undersigned understands and agrees that his or her option for such Purchase Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement.


Name and Address
of Participant
                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

Signature
                     -----------------------------------------------------------
Date:
                     -----------------------------------------------------------

                          [FORM OF FRONT OF PROXY CARD]

                                                                           PROXY

                              VERILINK CORPORATION
                                145 BAYTECH DRIVE
                               SAN JOSE, CA 95134

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING ON NOVEMBER 23, 1998.

Leigh S. Belden and John C. Batty, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of Verilink Common Stock which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Verilink Corporation (the "Company"), to be held on Monday, November 23, 1998 at the Company's corporate offices at 145 Baytech Drive, San Jose, California, at 10:00 am Pacific Standard Time, and any adjournment or postponement thereof.

                          [FORM OF BACK OF PROXY CARD]

          Please mark your choice like this |X| in blue or black ink.

        Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE ELECTION OF ALL DIRECTORS, AND FOR ITEM 2, 3 AND 4.

--------------------------------------------------------------------------------
                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
              ELECTION OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.
--------------------------------------------------------------------------------

1. ELECTION OF CLASS II DIRECTORS (OR IF THE NOMINEES ARE NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTES AS THE BOARD OF DIRECTORS OR THE PROXY HOLDERS MAY DESIGNATE):

                  NOMINEES: HOWARD ORINGER AND JOHN A. MCGUIRE

                  [ ] FOR        [ ] WITHHELD

                  FOR, except vote withheld from the following nominee:

                  ------------------------------------------

2. To ratify and approve an amendment to the Company's Amended and Restated 1993 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 4,050,000 shares to 5,050,000 shares.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. To ratify and approve an amendment to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 300,000 shares to 500,000 shares.

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4. To ratify and approve the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 27, 1999:

                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


MARK HERE FOR
ADDRESS CHANGE
AND NOTE AT RIGHT          [ ]

Please sign exactly as your name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature                                        Date
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Signature                                        Date
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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
REPLY ENVELOPE.